UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ERGO SCIENCE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: ________________________________________________________________________

	(2)	Form, Schedule or Registration Statement No.: _______________________________________________________

	(3)	Filing Party: ___________________________________________________________________________________

	(4)	Date Filed: ____________________________________________________________________________________

          On October 18, 2001, Ergo Science Corporation, a Delaware corporation (“Old Ergo”), merged with and into its wholly owned subsidiary, ESC Merger Sub, Inc., a Delaware corporation (“New Ergo”), with New Ergo being the surviving corporation and changing its name to “Ergo Science Corporation.” Pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Act”), New Ergo became a successor registrant to Old Ergo under Section 12(g) of the Act. On November 16, 2005, New Ergo filed a Form 15 to terminate the registration and reporting obligations of Old Ergo under CIK Number 0001002212 and Commission File Number 000-26988, which did not affect the registration and reporting obligations of New Ergo under CIK Number 0001158846 and Commission File Number 333-69172.

          On December 1, 2005, New Ergo (also referred to herein as the “Company”) first filed this proxy statement. The Company recently learned that this proxy did not appear in its EDGAR filing list because it had been filed under the old CIK Number and Commission File Number and therefore appeared in EDGAR in Old Ergo’s filings. The Company is now re-filing this proxy under the Company’s current CIK Number and Commission File number.

ERGO SCIENCE CORPORATION
790 Turnpike Street
North Andover, Massachusetts 01845

November 30, 2005

Dear Stockholder:

          You are cordially invited to attend the annual meeting (the “Annual Meeting”) of stockholders of Ergo Science Corporation (the “Company”) to be held on Friday, December 30, 2005 at 10:30 a.m., local time, at the Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103. Please find enclosed a notice to stockholders, a Proxy Statement describing the business to be transacted at the meeting, a Form of Proxy for use in voting at the meeting, our Annual Report on Form 10-K for the year ended December 31, 2004, and our Quarterly Report on Form 10-Q for our fiscal quarter ended September 30, 2005.

          At the Annual Meeting, you will be asked:

•

to elect two Class I directors to serve for three-year terms ending at the annual meeting of stockholders in 2008 and until their successors are duly elected and qualified or their earlier resignation or removal;

•	to ratify the appointment of Deloitte & Touche LLP as our independent accountants for our fiscal year ending December 31, 2005; and

•	to act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

          Your vote is important.  We hope that you will be able to attend the Annual Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible. It is important that your shares be represented at the meeting.

Very truly yours,

Charles E. Finelli
President, Chief Executive Officer and
Secretary

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed Proxy as promptly as possible. Returning your Proxy will help the Company assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the meeting may vote in person even if he or she has returned the Proxy.

ERGO SCIENCE CORPORATION
790 Turnpike Street
North Andover, Massachusetts 01845
(978) 688-8833

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Friday, December 30, 2005

          PLEASE TAKE NOTICE THAT the 2005 annual meeting of stockholders of Ergo Science Corporation, a Delaware corporation, will be held at the Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103 on Friday, December 30, 2005, at 10:30 a.m., local time, to consider and vote on the following matters:

1.

To elect two Class I directors to serve for three-year terms ending at the annual meeting of stockholders in 2008 and until their successors are duly elected and qualified or their earlier resignation or removal.

2.	To ratify the appointment of Deloitte & Touche LLP as our independent accountants for our fiscal year ending December 31, 2005.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

          This notice is accompanied by a form of proxy, a proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2004 and our Quarterly Report on Form 10-Q for our fiscal quarter ended September 30, 2005.

          These items of business are more fully described in the accompanying proxy statement. The Board of Directors has fixed Thursday, November 17, 2005 as the record date to determine the stockholders entitled to receive notice of and to vote at the annual meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any adjournments or postponements thereof. A list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the meeting during ordinary business hours for ten days before the date of the annual meeting at Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts 01845.

          Your vote is important.  Whether or not you plan to attend the annual meeting, if you are a holder of shares of our common stock, please complete, date, sign and mail the proxy card in the accompanying return addressed envelope, which requires no postage if mailed in the United States. If you later desire to revoke or change your proxy for any reason, you may do so at any time before the voting by delivering to us a written notice of revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person. Please note, however, that if your shares are held in the name of a broker, bank or other nominee and you wish to attend and vote at the annual meeting, you must obtain a proxy issued in your name from that broker, bank or other nominee.

By Order of the Board of Directors,

Charles E. Finelli
President, Chief Executive Officer and
Secretary

North Andover, Massachusetts
November 30, 2005

ERGO SCIENCE CORPORATION
790 Turnpike Street
North Andover, Massachusetts 01845
(978) 688-8833

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 30, 2005

          This proxy statement is furnished to stockholders of Ergo Science Corporation, a Delaware corporation (the “Company”), in connection with the solicitation by the board of directors of the Company of proxies in the accompanying form for use in voting at an annual meeting of stockholders to be held on Friday, December 30, 2005, at 10:30 a.m., local time, at the Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103 and at any adjournment or postponement thereof.  The shares represented by the proxies received, properly marked, dated, executed and not revoked, will be voted at the annual meeting.  This proxy statement, the accompanying Notice of Annual Meeting and the enclosed proxy card are first being mailed to stockholders on or about December 1, 2005.

          At the annual meeting, you will be asked to consider and vote on the following matters:

•

to elect two Class I directors to serve for three-year terms ending at the annual meeting of stockholders in 2008 and until their successors are duly elected and qualified or their earlier resignation or removal;

•	to ratify the appointment of Deloitte & Touche LLP as our independent accountants for our fiscal year ending December 31, 2005; and

•	to act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

          The Company’s board of directors unanimously recommends that you re-elect the directors whose terms expire at the annual meeting and ratify the appointment of our independent accountants.

Record Date; Stock Entitled to Vote; Quorum

          The Company’s board of directors (the “Board”) has fixed the close of business on Thursday, November 17, 2005 (the “Record Date”) as the record date for determination of stockholders entitled to notice of, and to vote at, the annual meeting.  As of the close of business on the Record Date, the Company had issued and outstanding 5,813,856 shares of common stock of the Company, par value $0.01 per share (the “Common Stock”).

          Each outstanding share of Common Stock is entitled to one vote. The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to vote as of the Record Date shall constitute a quorum at the Annual Meeting. If a quorum shall not be present, in person or by proxy, at the Annual Meeting or any adjournment thereof, the Chairman of the Annual Meeting or the holders of a majority of the Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting (unless the Board, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum is present. At any such adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted that may have been transacted at the Annual Meeting had a quorum originally been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. Abstentions and broker non-votes will count in determining if a quorum is present at the Annual Meeting. A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a Proxy does not have discretionary authority and has not received voting instructions with respect to a particular item.

          The holders of shares of series D exchangeable preferred stock of the Company, par value $0.01 per share (the “Preferred Stock”) are not entitled to vote on any of the proposals to be presented at the annual meeting.

Solicitation and Voting Procedures

          The accompanying proxy card is designed to permit each common stockholder of record at the close of business on the Record Date to vote on the matters described in the accompanying Notice of Annual Meeting of Stockholders.  The proxy card provides space for a stockholder to vote for, against or abstain from voting on all proposals.  Votes of attending stockholders will be taken by written ballots.  Shares of our Common Stock that are entitled to vote and that are represented by a proxy properly signed and received at or prior to the annual meeting, unless subsequently properly revoked, will be voted in accordance with the instructions indicated thereon.  If no specific instructions are given with respect to matters to be acted upon at the annual meeting, shares of our Common Stock represented by a properly executed proxy will be voted FOR the proposal to re-elect the directors whose terms expire at the annual meeting and FOR the proposal to ratify the appointment of our independent accountants.

          The election of the directors at the meeting will be approved by a plurality of the shares of the Common Stock present or represented by proxy and entitled to vote at the annual meeting. Withholding authority to vote for the election of the directors will have no effect on the outcome of the vote.

          The ratification of the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2005 at the meeting will be approved by affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting.  Abstentions to vote for the ratification of the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2005 will have the effect of a vote against this proposal.

          We will bear the costs of printing and mailing this proxy statement as well as all other costs incurred on behalf of the Board in connection with the solicitation of proxies from the holders of Common Stock. We have retained American Stock Transfer & Trust Company to assist in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $1,200 plus expenses. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies by mail, personal interview, telephone, facsimile or telegraph without additional compensation therefor.  Arrangements also will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of the Common Stock not beneficially owned by them, for forwarding such solicitation materials to and obtaining proxies from the beneficial owners of such stock entitled to vote at the annual meeting. We will reimburse these persons for their reasonable expenses incurred in doing so.

Revocation of Proxies

          Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by: (1) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy), (2) giving notice of revocation of your proxy at the annual meeting, or (3) delivering to Lisa DeScenza of Ergo Science (i) a written notice of revocation or (ii) a duly executed proxy relating to the same shares and matters to be considered at the annual meeting, bearing a date later than the proxy previously delivered.  Attendance at the annual meeting will not in and of itself constitute a revocation of a proxy.  All written notices of revocation and other communications with respect to revocation of proxies should be sent to Lisa DeScenza of Ergo Science at its principal executive offices listed previously, and must be received before the taking of the votes at the annual meeting.

          If you have any questions or require additional material, please contact Lisa DeScenza, in our Investor Relations Department, at (978) 688-8833.

The date of this proxy statement is November 30, 2005.

It is first being mailed to stockholders on or about December 1, 2005.

SOURCE OF ADDITIONAL INFORMATION

          This proxy statement incorporates important business and financial information about us that is not included in, or delivered with, this document. We will provide you with copies of this information that has been incorporated by reference, without charge, upon written or oral request to:

ERGO SCIENCE CORPORATION
790 Turnpike Street, Suite 202
North Andover, MA  01845
(978) 688-8833
Attention: Lisa DeScenza

If you would like to request documents, please do so by Thursday, December 21, 2005 in order to obtain them before the annual meeting.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS TO BE VOTED UPON

          Q:          What is the time and place of the annual meeting?

          A:          Our 2005 annual meeting of stockholders will be held at the Highlander Inn, 2 Highlander Way, Manchester, New Hampshire on Friday, December 30, 2005 at 10:30 a.m.

          Q:          What is the Record Date?

          A:          The close of business on Thursday, November 17, 2005.

          Q:          As a stockholder of the Company what should I do now?

          A:          You should date, sign and mail your proxy card in the enclosed postage paid envelope, as soon as possible, so that your shares will be represented at the annual meeting.  Our Board unanimously recommends that you vote FOR each of the director nominees, and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent accountants for the current fiscal year.

          Q:          Can I change my vote after I have mailed in a signed proxy card?

          A:          Yes.  You can change your vote at any time before your proxy is voted at the annual meeting in one of the following ways: (1) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy); (2) giving notice of revocation of your proxy at the annual meeting; or (3) delivering to Lisa DeScenza of the Company (i) a written notice of revocation or (ii) a duly executed proxy relating to the same shares and matters to be considered at the annual meeting, bearing a date later than the proxy previously delivered.

          Q:          Whom should I call with questions?

          A:          If you have questions about the annual meeting or how to vote your shares, please call Lisa DeScenza in our Investor Relations Department at (978) 688-8833.

THE ANNUAL MEETING

          We are furnishing this proxy statement to holders of shares of Common Stock in connection with the solicitation of proxies for use at the 2005 annual meeting of Stockholders to be held at the Highlander Inn, 2 Highlander Way, Manchester, New Hampshire 03103 on Friday, December 30, 2005 at 10:30 a.m. local time, and at any adjournments or postponements thereof.

MATTERS TO BE CONSIDERED

          At the annual meeting, you will be asked to consider and vote upon proposals to:

•

elect two directors as Class I directors to serve for a three-year term ending at the annual meeting of stockholders in 2008 and until their successors are duly elected and qualified or their earlier resignation or removal;

•	ratify the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2005; and

•	act upon such other business as may properly come before the annual meeting.

SHARES OUTSTANDING AND ENTITLED TO VOTE; RECORD DATE

          Only the holders of record of our outstanding shares of the Common Stock at the close of business on Thursday, November 17, 2005, the Record Date, will be entitled to notice of and to vote at the annual meeting. On the Record Date there were 5,813,856 shares of the Common Stock issued and outstanding. Holders of record of the Common Stock at the close of business on the Record Date will be entitled to one vote per share of Common Stock. The holders of shares of our Preferred Stock are not entitled to vote on any of the proposals to be presented at the annual meeting.

VOTES REQUIRED

          The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions and broker non-votes, as defined below, are counted as present or represented at the meeting for purposes of determining whether a quorum exists. The votes required to approve each of the proposals are as follows:

•	The election of each of the directors requires approval of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the annual meeting.

•

The ratification of the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2005 will be approved by affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting.

          If you hold your shares of Common Stock through a broker, bank or other representative, generally, the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a “broker non-vote” on that matter.

•	As to the election of directors, abstentions and broker non-votes will have no effect on the outcome of the vote.

•

As to the approval of the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2005, broker non-votes are not counted, and therefore will have no effect on the outcome of the vote.  Abstentions to vote for the ratification of the appointment of Deloitte & Touche LLP as our independent accountants for the fiscal year ending December 31, 2005 will have the effect of a vote against this proposal.

          As of the Record Date, directors and executive officers and their affiliates as a group, consisting of five persons, beneficially owned 357,267 shares of Common Stock, exclusive of presently exercisable stock options. This number of shares represents 6.1% of the aggregate number of votes entitled to be cast at the annual meeting. Such persons have indicated that they intend to vote all such shares in favor of all the proposals. None of them will receive any benefits pursuant to any current employment agreement or employee benefit or stock option plan as a result of any of the proposals.

VOTING, SOLICITATION AND REVOCATION OF PROXIES

          Any holder of Common Stock who has given a proxy may revoke it at any time prior to its exercise at the annual meeting by one of the following methods:

•	attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy);

•	giving notice of revocation of your proxy at the annual meeting; or

•

delivering to Lisa DeScenza of the Company (i) a written notice of revocation or (ii) a duly executed proxy relating to the same shares and matters to be considered at the annual meeting, bearing a date later than the proxy previously delivered.

          Stockholders who have executed a proxy but intend to vote in person are requested to notify us prior to the time of the annual meeting. All written notices of revocation and other communications with respect to revocation of proxies should be addressed to: Lisa DeScenza, Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts 01845. Attendance at the annual meeting will not, in and of itself, constitute revocation of a proxy.

          Shares of Common Stock held by beneficial owners and represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated on properly executed proxies that are received, such proxies will be voted for the election of the Class I directors and for the ratification of the appointment of Deloitte & Touche as our independent accountants. The Board knows of no other business to be brought before the annual meeting. However, all properly executed proxies received will be voted in the discretion of the proxy holders as to any other matter which may properly come before the annual meeting.

          We will bear the costs of printing and mailing this proxy statement as well as all other costs incurred on behalf of our Board in connection with the solicitation of proxies from the holders of Common Stock. We have retained American Stock Transfer & Trust Company to assist in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $1,200 plus expenses. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies by mail, personal interview, telephone, facsimile or telegraph without additional compensation therefor.  Arrangements also will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of the Common Stock not beneficially owned by them, for forwarding such solicitation materials to and obtaining proxies from the beneficial owners of such stock entitled to vote at the annual meeting. We will reimburse these persons for their reasonable expenses incurred in doing so.

PROPOSAL 1 - ELECTION OF DIRECTORS

          Our restated certificate of incorporation provides for a classified Board. The Board currently consists of four members, classified into three classes as follows:  William T. Comfort III and Charles E. Finelli constitute a class with a term ending at the upcoming annual meeting; Ling Kwok constitutes a class with a term ending in 2006; and Nadim Nsouli constitutes a class with a term ending in 2007.  At each annual meeting of stockholders, directors elected for a full term of three years to succeed those directors whose terms are expiring.

          The Board has voted:

•

to nominate William T. Comfort III and Charles E. Finelli for election as a Class I Director of the Company at the annual meeting for a term of three years to serve until the 2008 annual meeting of stockholders, and until their successors are elected and qualified or their earlier resignation or removal; and

•

unless authority to vote for the nominees named above is withheld, the shares represented by the proxy will be voted FOR the election of William T. Comfort III and Charles E. Finelli as  members of the Board.  In the event that Messrs. Comfort and Finelli shall become unable or unwilling to serve, the shares represented by the proxy will be voted for the election of such other people as the Board may recommend.  The Board has no reason to believe that Messrs. Comfort and Finelli will be unable or unwilling to serve.

APPROVAL REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

          The affirmative vote of holders of a plurality of the votes cast at the annual meeting is required to elect Messrs. Comfort and Finelli as Class I directors.

          THE BOARD RECOMMENDS THE ELECTION OF WILLIAM T. COMFORT III AND CHARLES E. FINELLI AS CLASS I DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THEIR ELECTION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

DIRECTORS AND EXECUTIVE OFFICERS

          Under our restated certificate of incorporation, the number of members of our Board is fixed from time to time by the Board.  The Board has voted to nominate William T. Comfort III and Charles E. Finelli for election as Class I directors of the Company at the annual meeting for a term of three years, to serve until the 2008 annual meeting of stockholders, and until their successors have been elected and qualified.  The Class II director (Ling S. Kwok, who replaced J. Warren Huff after his resignation on October 24, 2005) and the Class III director (Nadim Nsouli) will serve until the annual meeting of stockholders to be held in 2006 and 2007, respectively, and until their respective successors have been elected and qualified.

          The following table provides information concerning the director nominees and our other directors and executive officers:

Name	Age	Position with the Company

Charles E. Finelli(1)	41	President, Chief Executive Officer, Secretary and Director
William T. Comfort III(1)(2)	39	Director
Nadim Nsouli(3)	36	Director
Ling S. Kwok(3)	34	Director and Vice President, Business Development

(1)	Member of the nominating committee.
(2)	Member of the compensation committee.
(3)	Member of the audit committee.

          Executive officers are generally elected annually by the Board to serve at the discretion of the Board.  A brief biography of each director and the executive officer follows:

          CHARLES E. FINELLI, Class I director, joined our Board in March 2001 and was appointed Interim Chief Executive Officer in December 2003.  Mr. Finelli has been in the private practice of law for ten years specializing in litigation.  Mr. Finelli received his J.D. from the University of Arkansas School of Law.

          WILLIAM T. COMFORT III, Class I director, joined our Board in January 2001.  Mr. Comfort was a private equity investor with CVC Capital Partners, a leading private equity firm based in London, England, from February 1995 until December 2000.  From February 2001 to February 2003 he served as a consultant to Citicorp Venture Capital (“CVC”).  He is now principal of Conversion Capital Partners Limited, an investment fund headquartered in London, England.  Mr. Comfort has served as a member of the board of directors of J.L. Halsey Corporation since June 2002 and has served as its chairman of the board since November 2002..  Mr. Comfort also served as a director of numerous public and private companies as a representative of CVC Capital Partners and CVC from which he has resigned.  Mr. Comfort received his J.D. and L.L.M. in tax from New York University School of Law.

          NADIM NSOULI, Class III director, joined our Board in December 2003.  Mr. Nsouli is the European Head of Gores Technology Group Limited, a private equity firm based in Los Angeles.  From 2000 to May 2003, Mr. Nsouli was founder and managing partner of Lago Partners Limited, a $75 million venture capital fund,   with principal offices in London, England.  From 1999 to 2000 Mr. Nsouli worked in Investment Banking, Media and Telecoms at Morgan Stanley Dean Witter with principal offices in London, England.  From 1998 to 1999 Mr. Nsouli worked in Investment Banking, M&A for JP Morgan with principal offices in London, England.   Prior to that, Mr. Nsouli was a corporate lawyer in New York at Jones, Day, Reavis & Pogue.  Mr. Nsouli received his MBA with distinction from Insead in France, his Juris Doctor from New York University School of Law and his B.S., Magna Cum Laude from Georgetown University in Washington, DC.

          LING KWOK, joined us as Vice President of Business Development in December 2003.  From September 2002 to December 2003, Mr. Kwok was involved in international charitable work.  From February 2000 to September 2002, Mr. Kwok was an investment banker with Pacific Solutions Group with principal offices in New York, Beijing and Shanghai.  From May 1996 to February 2000, Mr. Kwok worked for Morgan Stanley & Co. in New York.  Mr. Kwok graduated with honors from Trinity College with double majors in Economics and Asian Studies.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

          Meeting Attendance..  During the fiscal year ended December 31, 2004 there were four meetings of the Board. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the board on which he served during fiscal 2004.. The Company has not had a formal policy concerning the annual stockholder meeting attendance by directors.  The Board intends to consider the adoption of such a policy, taking into consideration the financial costs and overall needs of the Company, prior to the next annual meeting of stockholders.

          The Board has three standing committees: the audit committee, the compensation committee, and the nominating committee.

          Audit Committee.  The audit committee, which met four times in fiscal 2004, currently has two members, Nadim Nsouli and Ling S. Kwok.  J. Warren Huff, previously a member of the Audit Committee, resigned on October 24, 2005, and the Board elected Mr. Kwok to the Audit Committee on November 3, 2005.  The Board has determined that the Company does not currently have an audit committee financial expert as defined in Item 401(h)(1) of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”).  However, the Board believes that the members of the audit committee are capable of analyzing and evaluating its financial statements and understanding internal controls and procedures for financial reporting.  The Board believes that its current audit committee members are able to fill the role under the SEC regulations despite not having a designated audit committee financial expert.  The Board has determined that the cost of hiring a financial expert to act as a director of the Company and to be a member of the audit committee or otherwise perform audit committee functions outweighs the benefits of having a financial expert on the audit committee.  The audit committee reviews the engagement of our independent accountants, reviews our financial statements, considers matters relating to our accounting policy and internal controls and reviews the scope of our annual audits.  Mr. Nsouli is “independent” as defined in the NASD’s listing standards, but Mr. Kwok is not “independent” as defined in the NASD’s listing standards.  On November 3, 2005, the Board adopted the Second Amended and Restated Audit Committee Charter setting forth the rights, obligations and functions of the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement.

          Compensation Committee.  The compensation committee, which met two times during fiscal 2004, has one member, William T. Comfort III.  J. Warren Huff, previously a member of the Compensation Committee, resigned on October 24, 2005.  The compensation committee reviews, approves and makes recommendations on our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success.  The Board designated the compensation committee as the administrator of our incentive plan. In addition, the Board has designated the compensation committee as the administrator of the Ergo Science Corporation 2001 Employee, Director and Consultant Stock Plan.

          Nominating Committee..  The nominating committee did not meet during fiscal 2004 and has two members, William T. Comfort III and Charles E. Finelli.  J. Warren Huff, previously a member of the Nominating Committee, resigned on October 24, 2005. Mr. Comfort is “independent” as defined in the NASD’s listing standards, but Mr. Finelli is not “independent” as defined in the NASD’s listing standards.

          The nominating committee’s role, following consultation with the other members of the Board, is to make recommendations to the full Board as to the size and composition of the Board and to make recommendations as to individual nominees.  The goal of the nominating committee has been, and continues to be, to identify nominees for service on the Board who will bring a variety of perspectives and skills from their professional and business experience.  Depending upon the current needs of the Board and the Company, certain factors may be weighed more or less heavily.

          The nominating committee identifies nominees by first evaluating, on an informal basis, the current members of the Board willing to continue in service.  Current members of the Board with skills and experience that are relevant to the Company’s business and/or unique situation who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective or skill set.  If any member of the Board does not wish to continue in service or if the nominating committee decides not to recommend a member for re-election, the nominating committee will then determine if there is a need to replace that director or reduce the number of directors serving on the Board, in accordance with the Company’s Bylaws and Certificate of Incorporation.  If the nominating committee determines a need to replace a non-continuing director, it identifies the desired skills and experience in light of the criteria set forth above.  Current members of the Board are polled for suggestions as to individuals meeting those criteria, and research may also be performed to identify qualified individuals.  To date, the nominating committee has not formally engaged third parties to assist in identifying or evaluating potential nominees, although the nominating committee reserves the right to do so in the future.

STOCKHOLDER NOMINATIONS

          Historically, the Company has not had a formal policy concerning stockholder recommendations for nominees.  Given the size of the Company, the Board does not feel that such a formal policy is warranted at this time.  The absence of such a policy, however, does not mean that a reasonable stockholder recommendation, properly submitted to the Board, will not be considered in light of the particular needs of the Company and the policies and procedures set forth above.  The Board will reconsider this matter at such time that it believes that the Company’s circumstances, including its operations and prospects warrant the adoption of such a policy.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

          The Company has not developed a formal process by which stockholders may communicate directly with directors. However, in recent years an informal process has developed through which communications sent to the Board or in care of an officer or other representative of the Company are forwarded to the Chief Executive Officer, who is also a director. We believe this process has adequately served the needs of the Board and the Company’s stockholders.

In light of recently adopted SEC disclosure rules on this matter, the Board may consider the development and adoption of more formal procedures. Until such procedures are adopted and disclosed to the Company’s stockholders, stockholders may direct communications intended for the Board to the Secretary of the Company, 790 Turnpike Street, Suite 202, North Andover, MA 01845. The envelope containing such communication must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication” or similar statement that clearly and unmistakably indicates the communication is intended for the Board. All such communications must clearly indicate the author as a stockholder and state whether the intended recipients are all members of the Board or just certain specified directors. The Secretary will make copies of all such communications and circulate them to the appropriate director or directors.

COMPENSATION OF DIRECTORS

          Charles E. Finelli received $25,000 in 2005 and $25,000 in 2004 to serve on our Board.  He received $25,000 in 2003 for service on a special committee of the Board, and $15,000 as compensation in each of 2002 and 2001 for service on the Board.  Nadim Nsouli received $25,000 in 2005 and $25,000 in 2004 to serve on our Board. We reimburse directors for the expenses incurred in attending meetings of the Board and its committees.

          In June 1996, our stockholders approved the non-employee director plan.  The non-employee director plan provided for an initial grant of a nonqualified stock option for 10,000 shares of Common Stock to each non-employee director upon first being elected or appointed to serve on the Board.  In addition, in accordance with the terms of the non-employee director plan, each non-employee director was granted a second nonqualified stock option for 10,000 shares of Common Stock on the second anniversary of the grant date of their initial grant. Each option under the non-employee director plan had an exercise price equal to the fair market value of the Common Stock on the grant date. These options became exercisable in equal increments on the first and second anniversary of their date of grant and will expire ten years after the grant date if not exercised. If a change in control occurs, all stock options granted under the non-employee director plan become fully exercisable.

          On March 27, 2001, under the Company’s Long-Term Incentive Stock and Directors Stock Plan, our Board granted nonqualified stock options for 35,000 (17,500 shares post reverse-split) of Common Stock with an exercise price equal to the fair market value of the Common Stock on the grant date, to both Messrs. Comfort and Huff. Each of these options vests in equal installments of 7,000 shares (3,500 shares post reverse-split) on each of the first five anniversaries of March 27, 2001, provided that the holder participates in at least 75% of all meetings of our Board for the preceding year.

          Mr. Comfort has never received any compensation for his services as a director of the Company, and he has returned all options to the Company.

          On October 15, 2001, the stockholders of the Company approved the Ergo Science Corporation 2001 Employee, Director and Consultant Stock Plan.  The plan reserves a total of 1,600,000 shares of our Common Stock for issuance under this plan.  The awards that may be granted under this plan include incentive stock options under section 422 of the Internal Revenue Code or non-qualified stock options.  As of November 30, 2005, 1,549,125 shares were available to be granted under this plan.  At the time that the shareholders approved this plan, the Company’s Long-Term Incentive Stock and Directors Stock Plan was closed, and no new grants will be made to either plan.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

          The following Summary Compensation Table sets forth summary information as to compensation received by the chief executive officer and vice president, business development who were employed by us in 2004, for services rendered in all capacities during the three fiscal years ended December 31, 2004 and 2003.

						Long-Term Compensation

		Annual Compensation				Awards		Payouts

Name and Principal Position at December 31, 2003	Year	Salary	Bonus	Other Annual Compensation		Restricted Stock Awards	Securities Underlying Options/SARs(#)	LTIP Payouts	All Other Compensation

Charles E. Finelli
President, Chief	2004	$50,000	$—	$25,000	(1)	—	—	$—	$—
Executive Officer and Secretary	2003	4,167	$—	25,000	(1)	—	—	$—	$—
Ling Kwok	2004	$150,000	$—	$—		—	—	$—	$—
Director and Vice President, Business Development	2003	16,518	$—	$—		—	—	$—	$—

(1) Fees paid to Mr. Finelli for services as a member of our Board.

OPTION GRANTS IN LAST FISCAL YEAR

          No options were granted during the fiscal year ended December 31, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

          The following table provides information about the number and value of options held by Mr. Finelli at December 31, 2004:

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options At Fiscal Year-End		Value of the Unexercised In-The-Money Options at Fiscal Year-End

			Exercisable	Unexercisable	Exercisable	Unexercisable

Charles E. Finelli	—	$—	5,000	—		—

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

          Charles E. Finelli is an employee-at-will.  Mr. Finelli’s current base salary is $50,000. The compensation committee may increase this base amount at its discretion.   Mr. Finelli also receives $25,000 in compensation for services as a member of our Board.

          Ling Kwok is an employee-at-will.  Mr. Kwok’s current base salary is $150,000.  The compensation committee may increase this base amount at its discretion.

DIRECTOR AND OFFICER INDEMNIFICATION

          We have entered into indemnification agreements with each of our directors and our executive officers, agreeing to indemnify the director or officer to the fullest extent permitted by law, and to advance expenses if the director or officer becomes a party to or witness or other participant in any threatened, pending or completed action, suit or proceeding by reason of any occurrence related to the fact that the person is or was a director, officer, employee, agent or fiduciary of ours or a subsidiary of ours or another entity at our request, unless a reviewing party, either outside counsel or a committee appointed by the Board, determines that the person would not be entitled to indemnification under applicable law.  In addition, if a change-in-control or a potential change-in-control occurs, and if the person indemnified so requests, we will establish a trust for the benefit of the indemnitee and fund the trust in an amount sufficient to satisfy all expenses reasonably anticipated at the time of the request to be incurred in connection with any claim relating to such an event. The reviewing party will determine the amount deposited in the trust. An indemnitee’s rights under the indemnification agreement are not exclusive of any other rights under the restated certificate of incorporation or bylaws, as amended, or applicable law.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The Compensation Committee of the Board of Directors submits the following report with respect to our executive compensation program.

THE EXECUTIVE COMPENSATION PROGRAM

          As of December 31, 2004, the Company had disposed of all of its operating segments. As a result, the Company’s activities consisted of attempting to realize its remaining assets, general administrative matters and the preparation for potential acquisition of a business or other use of the assets.

          Because of this unique situation the Compensation Committee does not believe comparisons with other public companies would provide a fair basis for determining the salaries of the executives as of December 31, 2004.  The Compensation Committee does believe, however, that the base salaries provided to the executives are appropriate under the circumstances and will provide incentive to the executives to fulfill the general goals set by the Board. The executives also may receive incentive compensation based on achievement of specific goals established by the Board or the Compensation Committee.  Equity based incentive compensation also may be awarded to executives under our incentive plan.  The incentive plan allows grants of stock options, SARs and restricted stock awards. To date, only stock options have been awarded under the incentive plan.

          On April 1, 2005, the Company completed the acquisition of the business-to-business publishing division (referred to herein as “Nexus Media”) of Highbury House Communications plc, a company registered in the United Kingdom (“Highbury House”).  As a result of the acquisition of Nexus Media, in the future the Compensation Committee intends to consider the past salary levels of executives and the salaries of executives of other public companies with operating companies similar to Nexus Media.

COMPONENTS OF EXECUTIVE OFFICERS’ COMPENSATION

          BASE SALARY.  Commensurate with Mr. Finelli’s duties as president, chief executive officer and secretary, Mr. Finelli’s annual base salary is $50,000.  Mr. Finelli also receives $25,000 in compensation for services as a member of our Board.  Commensurate with Mr. Kwok’s duties as vice president, business development, Mr. Kwok’s annual base salary is $150,000.

          BONUS.  Messrs. Finelli and Kwok did not receive cash bonuses for fiscal year 2004.

          INCENTIVE PLAN.  Mr. Finelli had 5,000 vested exercisable stock options as of December 31, 2004.

          The foregoing report has been approved by the sole member of the Compensation Committee.

William T. Comfort, III

PERFORMANCE GRAPH

          The following performance graph compares the cumulative total return on our common stock during the last five fiscal years to he NASDAQ Stock Market (U.S. Companies) and NASDAQ Pharmaceutical Stocks during the same period. The graph assumes that $100 was invested in the stock or the index on December 31, 1999 and assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

Comparison of Five-Year Cumulative Total Returns

Performance Graph for
Ergo Science Corporation

Produced on 11/17/2005 including data to 12/31/2004

$210
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
12/31/1999
12/29/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004

Legend

Symbol	CRSP Total Returns Index for:	12/1999	12/2000	12/2001	12/2002	12/2003	12/2004
——— ■	Ergo Science Corporation	100.0	82.6	170.9	138.9	164.2	205.5
— — — *	Nasdaq Stock Market (US Companies)	100.0	60.3	47.8	33.1	49.5	53.8
- - - - ▲	Nasdaq Pharmaceuticals Stocks SIC 2830-2839 US & Foreign	100.0	124.7	106.8	68.7	100.7	107.2

Notes

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/1999.
E. Data for Ergo Science from 5/31/2001 to 12/31/2004 provided by the client.

Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business,
The University of Chicago. Used with permission. All rights reserved.

©Copyright 2005

          Since the Company is no longer in the pharmaceutical industry, moving forward we will be using the following performance graph, which compares the cumulative total return on our common stock during the last five fiscal years to, the NASDAQ Composite and NASDAQ Industrial Stocks during the same period. The graph assumes that $100 was invested in the stock or the index on December 31, 1999 and assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

	Ergo Science	NASDAQ Composite	NASDAQ Industrial

12/99	$100	$100	$100
12/00	$56	$67	$72
12/01	$214 (1)	$130	$127
12/02	$108	$114	$110
12/03	$129	$112	$115
12/04	$122	$115	$116

(1) On October 19, 2001, there was a reverse stock split (.5 shares for each share).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock as of November 15, 2005, by:

•	each person we know to be the beneficial owner of 5% or more of the outstanding shares of Common Stock based on our review of filings made with the Securities and Exchange Commission;

•	each executive officer;

•	each director; and

•	the executive officers and the directors as a group.

Except as indicated in the footnotes to the table, we believe that the persons named in the table have sole voting and investment power with respect to the shares of Common Stock indicated.

	Shares Beneficially Owned(2)

Name and Address of Beneficial Owner(1)	Number		Percent

William T. Comfort, III	352,267		6.1%
Charles E. Finelli	5,000	(3)	*
Nadim Nsouli	22,500	(4)	*
Ling Kwok	0		*
All directors and the current executive officer as a group (four persons)	379,767	(5)	6.5%

          *             Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

          (1)          The address of all individual directors and the executive officer is Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts 01845.

          (2)          The number of shares of Common Stock issued and outstanding on November 15, 2005 was 5,813,856.  The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at November 15, 2005, plus shares of Common Stock subject to options held by such person at November 15, 2005. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

          (3)          Consists entirely of shares of Common Stock subject to stock options held by Mr. Finelli on November 15, 2005.

          (4)          Consists entirely of shares of Common Stock subject to stock options held by Mr. Nsouli on November 15, 2005.

          (5)          Includes 27,500 shares of Common Stock subject to stock options held by the directors and executive officers on November 15, 2005.

REPORT OF THE AUDIT COMMITTEE

          As of December 31, 2004, the audit committee of the Board consisted of Mr. Nsouli and Mr. Huff.  Mr. Huff resigned on October 24, 2005.  Mr. Kwok was elected to the Audit Committee on November 3, 2005.  The audit committee has furnished the following report:

          The audit committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the audit committee are set forth in a written charter adopted by the Board, a copy of which is attached as Appendix A. The audit committee plans to review and reassess its charter annually and to recommend any changes to the Board for approval.  The audit committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2004, the audit committee took the following actions:

•

reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2004 with management and PricewaterhouseCoopers LLP, previously our independent accountants through June 15, 2005;

•	discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

•

received written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by Independence Standards Board Standard No. 1.  The audit committee further discussed with PricewaterhouseCoopers LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

          The audit committee reviewed the audited financial statements and had discussions with management and PricewaterhouseCoopers LLP regarding the audited financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2004 filed with the Securities and Exchange Commission. Based upon its review and discussions, the audit committee recommended to our Board that the audited financials for the fiscal year ended December 31, 2004 be included in the annual report on Form 10-K.

AUDIT COMMITTEE
Nadim Nsouli

INDEPENDENT PUBLIC ACCOUNTANTS

          The Audit Committee has selected Deloitte & Touche LLP as the independent accountants of the Company for the fiscal year ending December 31, 2005. Representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting.

          On June 15, 2005, the Company dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm.  On the same date, the Audit Committee of the Company’s Board of Directors notified Deloitte & Touche LLP (“Deloitte”) that it was being engaged to serve as the Company’s independent registered public accounting firm.  The Audit Committee approved the dismissal of PricewaterhouseCoopers LLP and the appointment of Deloitte.

          PricewaterhouseCoopers LLP’s reports on the Company’s financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the years ended December 31, 2004 and 2003 and through June 15, 2005, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years. There have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended, during the years ended December 31, 2004 and 2003, or through June 15, 2005.

          During the years ended December 31, 2004 and 2003 and through June 15, 2005, the effective date of the engagement of Deloitte as the Company’s independent registered public accounting firm, other than the consultation and engagement discussed in the following paragraph neither the Company nor anyone on its behalf had consulted Deloitte with respect to the application of accounting principles to a specified transaction either completed or proposed, the type of audit opinion that might be rendered on the financial statements, or any matter that was either (i) the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the SEC or (ii) a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

          Deloitte was the existing auditor of Nexus Media, the eight entities acquired by the Company on April 1, 2005 (the “Acquisition”), and the Company worked with Deloitte for the purpose of complying with the requirements of the Current Report on Form 8-K/A that was filed with the SEC regarding the Acquisition (the “8-K/A Filing”) on June 17, 2005.  On June 15, 2005, the Audit Committee of the Company’s Board of Directors notified Deloitte that it was being engaged to assist with the audit of the Business for purposes of the 8-K/A Filing.

          The Company provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agreed with the above statements regarding PricewaterhouseCoopers LLP. A letter from PricewaterhouseCoopers LLP to the SEC dated June 16, 2005 is attached as Exhibit 16 to the Form 8-K filed on June 17, 2005.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The sole member of the compensation committee is currently William T. Comfort III. J. Warren Huff was a member of the compensation committee until his resignation on October 24, 2005.  No executive officer serves as a member of the Board or compensation committee of any entity that has one or more executive officers serving as a member of our Board or compensation committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of any changes in ownership of our Common Stock and other equity securities. Based on our review of forms furnished to us and written representations from reporting persons, we believe that all filing requirements applicable to executive officers, directors, and 10% beneficial owners were complied with during 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          On August 1, 2003, we signed a stock purchase agreement with Court Square Capital Limited, a subsidiary of Citicorp Venture Capital, Ltd. and our largest stockholder at the time.  In accordance with the terms of the agreement, we purchased 1,335,722 shares of our Common Stock at a price of $1.81 per share, the market price on August 1, for a total purchase price of $2,417,656.82.  Thomas F. McWilliams, who had been serving on our board at the behest of CVC, resigned his position prior to the board’s approval of the transaction with Court Square.

PROPOSAL 2 - INDEPENDENT ACCOUNTANTS

          The Board has appointed Deloitte & Touche LLP, independent accountants, to audit our financial statements for the fiscal year ending December 31, 2005.  The Board proposes that the stockholders ratify the appointment of Deloitte & Touche to audit our financial statements for the fiscal year ended December 31, 2005.  The Company does not expect that representatives of Deloitte & Touche will be present at the annual meeting or be available to address questions.

          In the event that ratification of the appointment of Deloitte & Touche as our independent accountants is not obtained at the annual meeting, the Board will reconsider its appointment.

          On June 15, 2005, the Company dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm.  On the same date, the Audit Committee of the Company’s Board of Directors notified Deloitte & Touche LLP (“Deloitte”) that it was being engaged to serve as the Company’s independent registered public accounting firm.  The Audit Committee approved the dismissal of PricewaterhouseCoopers LLP and the appointment of Deloitte.

          PricewaterhouseCoopers LLP’s reports on the Company’s financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the years ended December 31, 2004 and 2003 and through June 15, 2005, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years. There have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended, during the years ended December 31, 2004 and 2003, or through June 15, 2005.

          During the years ended December 31, 2004 and 2003 and through June 15, 2005, the effective date of the engagement of Deloitte as the Company’s independent registered public accounting firm, other than the consultation and engagement discussed in the following paragraph neither the Company nor anyone on its behalf had consulted Deloitte with respect to the application of accounting principles to a specified transaction either completed or proposed, the type of audit opinion that might be rendered on the financial statements, or any matter that was either (i) the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the SEC or (ii) a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

          Deloitte was the existing auditor of Nexus Media, the eight entities acquired by the Company on April 1, 2005 (the “Acquisition”), and the Company worked with Deloitte for the purpose of complying with the requirements of the Current Report on Form 8-K/A that was filed with the SEC regarding the Acquisition (the “8-K/A Filing”) on June 17, 2005.  On June 15, 2005, the Audit Committee of the Company’s Board of Directors notified Deloitte that it was being engaged to assist with the audit of the Business for purposes of the 8-K/A Filing.

          The Company provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agreed with the above statements regarding PricewaterhouseCoopers LLP. A letter from PricewaterhouseCoopers LLP to the SEC dated June 16, 2005 is attached as Exhibit 16 to the Form 8-K filed on June 17, 2005.

APPROVAL REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

          The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting is required to ratify the appointment of the independent accountants.

          THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

Audit Fees

          Following are the fees billed by PricewaterhouseCoopers LLP, the Company’s independent accountants for the fiscal year ended December 31, 2004, for professional services rendered to the Company:

Audit Fees	$70,500
Audit-Related Fees	0
Tax Fees	0
All Other Fees	0
Total	$70,500

STOCKHOLDER PROPOSALS

          To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2006, stockholder proposals must be received no later than August 2, 2006, 120 calendar days prior to the date of these proxy materials, to be considered for presentation at such annual meeting, unless we notify the stockholders otherwise.  Although not included in the proxy statement, proposals must be received no later than sixty days before the annual meeting or (if later) ten days after the first public notice of the meeting in order to be considered at the annual meeting.  Proposals received after that date will not be voted on at the 2006 annual meeting.  If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

          The Board will consider any nominee recommended by stockholders for election at the annual meeting of the stockholders to be held in 2006 if that nomination is submitted in writing to Lisa DeScenza, Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts 01845.

          All stockholder proposals should be marked for the attention of Lisa DeScenza, Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts 01845.

          It is important that Proxies be returned promptly. Whether or not you expect to attend the meeting in person, you are urged to complete, sign, date and return the Proxy in the enclosed postage-paid, addressed envelope.

Annual Report

          The Company’s Annual Report to stockholders consisting of the annual report on Form 10-K for the fiscal year ended December 31, 2004 and quarterly report on Form 10-Q for the quarter ended September 30, 2005, including financial statements, are being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material.

By Order of the Board of Directors,

/s/ Charles E. Finelli

Charles E. Finelli
President, Chief Executive Officer and Secretary

Dated:     November 30, 2005

Appendix A

Second Amended and Restated Audit Committee Charter

I.        PURPOSE

          The Audit Committee shall provide assistance to the board of directors (the “Board”) of Ergo Science Corporation (the “Company”) in fulfilling its responsibilities to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.  Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s financial policies, procedures and practices at all levels.  The Audit Committee’s primary duties and responsibilities are to serve as an independent and objective party to:

•

Evaluate whether management is setting the appropriate tone by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities.

•	Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company.

•	Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company.

•	Oversee that management has established and maintained processes to assure compliance by the Company with all applicable legal and regulatory requirements, regulations and corporate policy.

•	Oversee the quality and integrity of the financial statements and other financial information the Company provides to any governmental body or the public.

•	Oversee independent auditors’ qualification and independence.

•

Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board, always emphasizing that the independent accountants are ultimately accountable to the Audit Committee and the Board.

•	Fulfill such other duties as are directed by the Board.

          The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section V of this Charter.

II.      COMPOSITION

          The Audit Committee shall be comprised of one or more directors as determined by the Board, at least one of whom shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.  All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

          At least one member of the Audit Committee shall also meet the independence and experience requirements as set forth in the Nasdaq Stock Market, Inc. (the “Nasdaq”) Marketplace Rule 4200(a)(15).  Such independent member or members may not accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries other than director or committee fees.

          The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified.  Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III.     MEETINGS

          The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate.  As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.  In addition, the Audit Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Company’s financial statements.

IV.     ACCOUNTABILITY OF THE INDEPENDENT AUDITORS

          The independent auditors are accountable to the Audit Committee and report directly to the Audit Committee.  The Audit Committee shall have the sole authority and responsibility with respect to the selection, engagement, compensation, oversight, evaluation and, where appropriate, dismissal of the Company’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  The Audit Committee, or a member thereof, must pre-approve any non-audit service provided to the Company by the Company’s independent auditors.

V.      RESPONSIBILITIES AND DUTIES

          To fulfill its responsibilities and duties the Audit Committee shall:

          Documents/Reports Review

•	Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate to update this Charter.

•

Review with management and the independent accountants the audited financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”), determine whether such audited financial statements are complete and consistent with the information known to the Audit Committee members, and assess whether the financial statements reflect appropriate accounting principles.

•	Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

•	Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

•

Review the annual audited financial statements and determine whether they are complete and consistent with the information known to Audit Committee members, and assess whether the financial statements reflect appropriate accounting principles.

•	Based on its reviews, make its recommendation to the Board as to the inclusion of the Company’ audited financial statements in the Company’s annual report on Form 10-K.

•

Review with management and the independent auditors any significant transactions that are not a normal part of the Company’s operations and changes, if any, in the Company’s accounting principles or their application.

•	Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures.

•	Focus on judgmental areas such as those involving revenue recognition, the valuation of assets and liabilities, and other commitments and contingencies.

•	Consider management’s handling of proposed audit adjustments identified by the external auditors.

•	Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members’ knowledge about the Company and its operations.

•	Ensure that the external auditors communicate certain required matters to the committee.

•

Review with management and the independent accountants the quarterly Form 10-Q prior to its filing with the Securities and Exchange Commission (the “SEC”), including a discussion with the independent accountants of the matters required to be discussed by SAS No. 61.

•	Be responsible for the resolution of any disagreements between the independent auditors and management regarding the Company’s financial reporting.

          Management, with the concurrence of the Audit Committee, shall appoint, terminate or replace a director of internal audit or, at the discretion of the Board, select and contract with outside auditors to perform the function of an internal audit department.  The director of internal audit or any outside auditors serving as internal auditors shall report directly to the Audit Committee, and the Audit Committee shall direct the scope of their duties and activities in accordance with this Charter.

          Independent Accountants

•

Annually recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.  On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to evaluate the effect of those relationships on the accountants’ independence.

•	Review the external auditors’ proposed audit scope and approach.

•	Review and confirm the independence of the external auditors by reviewing the nonaudit services provided and the auditors’ assertion of their independence in accordance with professional standards.

•

Review and pre-approve the plan and scope of all auditing services (including comfort letters) and all non-audit services provided to the Company by its independent accountants, including compensation to be paid to the independent accountants.  The Audit Committee may delegate pre-approval authority to one or more Audit Committee members provided the decision of such member(s) is presented to the full Audit Committee at the next meeting.

•	Ensure that the lead audit partner and reviewing audit partner of the Company’s independent auditors are rotated at least every five years.

•

Each year obtain and review reports from the independent auditors that include (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, their ramifications and the preferences of the independent auditors; and (iii) other material written communications between the independent auditors and management.

•	Meet with the independent auditors and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately.

•	Ensure that significant findings and recommendations made by the independent auditors are received and discussed on a timely basis.

•	Review, with the Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements.

          Ethical and Legal Compliance

•

Establish procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls, auditing matters and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

•

Review the quarterly disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Audit Committee regarding (i) significant deficiencies or weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) any fraud, including that which involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

•	Investigate at its discretion any matter brought to its attention by, without limitation, reviewing the books, records and facilities of the Company and interviewing Company officers or employees.

•	Establish, review and update periodically Standards of Business Conduct and evaluate whether management has established systems to enforce these standards.

•

Review management’s monitoring of the Company’s compliance programs and evaluate whether management has the proper review systems in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•	Review activities, organizational structure, and qualifications of the internal audit function.

•	Review with the Company’s in-house or outside legal counsel any legal matter that could have a significant effect on the Company’s financial statements.

•	Prepare the report required by the SEC rules to be included in the Company’s annual proxy statement.

•

Perform any other activities consistent with this Charter, the Company’s certificate of incorporation and bylaws, the independence requirements as set forth in the Nasdaq listing standards and governing law as the Audit Committee or the Board deems necessary or appropriate.

VI.     AUTHORITY AND LIMITATIONS

          The Audit Committee shall have the authority to take all actions it deems advisable to fulfill its responsibilities and duties.  The Audit Committee shall have the authority to retain special legal counsel, accounting experts, or other consultants to advise the Audit Committee, which may be the same as or different from the Company’s primary legal counsel, accounting experts and other consultants.  The Audit Committee may require any officer or employee of the Company or any of its subsidiaries, the Company’s outside legal counsel, and the Company’s independent auditors to meet with the Audit Committee or any member of the Audit Committee.

          The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors employed by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) compensation to any special legal counsel, accounting experts or other consultants employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee.

          While the Audit Committee has the responsibilities and powers set forth in this Charter and management and the independent accountants for the Company are ultimately accountable to the Board and the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP.  This is the responsibility of management.

YOUR PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF
ERGO SCIENCE CORPORATION
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 10:30 A.M. LOCAL TIME ON DECEMBER 30, 2005
AT THE HIGHLANDER INN
2 HIGHLANDER WAY,
MANCHESTER, NH 03103

Enclosed with this Proxy is a Proxy Statement containing important information about the issues that you are being asked to approve.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly returning your completed Proxy card prior to the Annual Meeting.

(Continued and to be signed on the next page)

ANNUAL MEETING OF STOCKHOLDERS OF

ERGO SCIENCE CORPORATION

December 30, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

| Please detach along perforated line and mail in the envelope provided. |

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).  If no direction is made, this Proxy will be voted FOR the proposals set forth below.

				FOR	AGAINST	ABSTAIN
1.	To elect two Class I directors to serve for a three year term ending at the annual meeting of stockholders in 2008 and until their successors are duly elected and qualified or their earlier resignation or removal.	2.	To consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP as our independent accountants for our fiscal year ending December 31, 2005.	☐	☐	☐

NOMINEE:
☐ FOR ALL NOMINEES	☐ William T. Comfort III and	3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
☐ Charles E. Finelli

☐  WITHHOLD AUTHORITY

☐  FOR ALL EXCEPT (see instructions below)

Please mark the boxes on the Proxy card above to indicate how your shares are to be voted, then sign the card, detach it and return your Proxy card in the enclosed envelope.

INSTRUCTIONS: To withhold authority to vote for any nominee(s), mark FOR ALL EXCEPT and fill in the box next to each nominee you wish to withhold as shown here  ☐

To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please note ☐
that changes to the registered name(s) on the
account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy.. When shares are held jointly, each holder should sign.   When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.